VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2010

Global Strategy Fund.    On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to Tina Sadler as a portfolio manager of the Fund is deleted effective January 3, 2010. Peter A. Nori and Gary Motyl of Templeton Investments, LLC will maintain primary portfolio management responsibilities for the equity portion of the Fund.

Large Cap Core Fund.    On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to Walter McCormick and Emory Sanders are deleted in their entirety. Effective December 28, 2010, Ann M. Miletti is the sole portfolio manager for the Fund.

Additionally, in the section titled “About VC I’s Management — Investment Sub-Advisers — Wells Capital Management Incorporated (“Wells Capital”)” the disclosure is amended to reflect Ms. Miletti as new portfolio manager of the Fund, as follows: “As the Lead Portfolio Manager for the Fund, Ms. Miletti has principal responsibility for the day-to-day management and decision making for the Fund. Ms. Miletti joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, she was with Strong Capital Management, Inc. since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts.

In the section titled “Additional Information About the Funds’ Principal Investment Strategies and Principal Risks,” the first two paragraphs of the Large Cap Core Fund are deleted and replaced with the following:

The sub-adviser selects equity securities of large-capitalization companies that it believes are underpriced yet have attractive growth prospects. The sub-adviser’s analysis is based on the determination of a company’s “private market value,” which is the price an investor would be willing to pay for the entire company. The sub-adviser determines a company’s private market value based upon several types of analysis, including fundamental analysis of a company’s cash flows, asset valuations, competitive situation and industry specific factors. The sub-adviser also gauges the company’s management strength, financial health, and growth potential in determining a company’s private market value. Finally, the sub-adviser focuses on the long-term strategic direction of a company and then compares the private market value as determined by these factors to the company’s public market capitalization, and invests in the equity securities of those companies where it believes there is a significant gap between the two.

The sub-adviser may sell an investment when its market price no longer compares favorably with the company’s private market value. In addition, the sub-adviser may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

Date:    December 30, 2010

VALIC Company I

Supplement to the Statement of Additional Information dated October 1, 2010

In the section titled “Portfolio Managers” under the heading “Other Accounts,” beginning on page 46, the chart is amended to delete references to Tina Sadler as a portfolio manager of the Global Strategy Fund. Also, under the heading “Other Accounts,”, the chart is amended to delete references to Walter McCormick and Emory Sanders as portfolio managers of the Large Cap Core Fund and to add Ann Miletti as a portfolio manager of Wells Capital Management Incorporated responsible for managing the Fund.

Fund	Advisers/ Sub-adviser	Portfolio Manager	Other Accounts (As of September 30, 2010)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)
Large Cap Core Fund	Wells Capital	Miletti, Ann	4	$454	0	$0	18	$624

Date:    December 30, 2010